CONTENTS

Balance Sheet as of April 30, 2017	2

Statement of Operations for the four month period January 1, 2017 through April 30, 2017	3

Statement of Stockholders’ Equity for the four month period January 1, through April 30, 2017	4

Statement of Cash Flows for the four month period January 1, 2017 through April 30, 2017	5

1

Cyberspace Vita, Inc.

Pro Forma Consolidated Balance Sheets

(Unaudited)

	Cyberspace	Project
	Vita, Inc.	1493, LLC	Pro Forma		Pro Forma
	Mar. 31, 2017	April 30, 2017	Adjustments	Notes	Balance Sheet
Assets
Current Assets
Cash	$0	$0	$3,300,000	2b	$3,300,000
Prepaid Expenses	0	21,734	0		21,734
Total Current Assets	0	21,734	3,300,000		3,321,734

Other Assets
Deposits	0	150,000	0		150,000
Total Other Assets	0	150,000	0		150,000

TOTAL ASSETS	$0	$171,734	$3,300,000		$3,471,734

Liabilities and Owner Equity
Current Liabilities
Accounts payable	$6,516	$0	($6,516)	2b	$0
Advance payable - related party	0	20,734	0		20,734
Short term advance, related party	0	150,000	0		150,000
Accrued interest - related party	129,265	0	(129,265)	2b	0
Notes payable - related party	510,652	0	(510,652)	2b	0
Total current liabilities	646,433	170,734	(646,433)		170,734
Total Liabilities	646,433	170,734	(646,433)		170,734

Stockholders’ and Member Equity
Preferred Stock	0	0	1	2b	1
Common Stock	248	0	29,753	2a, 2b	30,001
Member Equity	0	1,000	(1,000)	2a, 2b	0
Additional paid-in capital	44,030	0	3,226,968	2a	3,270,998
Accumulated Deficit	(690,711)	0	690,711	2a	0
Total Stockholders’ (Deficit) and Member Equity	(646,433)	1,000	3,946,433		3,301,000
Total Liabilities and Stockholders’ (Deficit) and Member Equity	$0	$171,734	$3,300,000		$3,471,734

2

Cyberspace Vita, Inc.

Pro Forma Consolidated Statement of Operations

(Unaudited)

	Cyberspace	Project
	Vita, Inc.	1493, LLC
	For the Three Months Ended Mar. 31, 2017	For the Four Months Ended Apr. 30, 2017	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenues	$0	$0	$0		$0

Operating Expenses
Professional fees	5,500	0	(5,500)	2a	0
Management Fees-related party	10,000	0	(10,000)	2a	0
General and administrative	1,561	0	(1,561)	2a	0
Operating Loss	(17,061)	0	17,061		0

Other Expenses
Interest expense-related party	(7,349)	0	7,349	2a	(7,349)
Net Loss	$(24,410)	$0	$24,410		$(7,349)

3

Cyberspace Vita, Inc.

Pro Forma Consolidated Statement of Stockholders’ Equity

(Unaudited)

	Preferred	Preferred	Common	Common		Additional
	Stock	Stock	Stock	Stock	Member	Paid-in	Retained
	Shares	Amount	Shares	Amount	Equity	Capital	Deficit	Total

Balance as of December 31, 2016	0	$0	247,550	$248	$0	$44,030	$(690,711)	$(646,433)
					1,000			$1,000
Common stock issued for debt exchange	0	0	1,600,000	1,600	0	(706,403)	0	(704,803)
Recapitalization for reverse acquistion of Project 1493, LLC	1,000	1	16,690,912	16,691	(1,000)	644,833	690,711	1,351,236
Common stock issued for cash	0	0	8,461,530	8,462	0	3,291,538	0	3,300,000
Comons stock issued for services	0	0	3,000,000	3,000	0	(3,000)	0	0

Balance as of April 30, 2017	1,000	$1	29,999,992	$30,001	$-	$3,270,998	$0	$3,301,000

The accompanying notes are an integral part of these consolidated financial statements.

4

Cyberspace Vita, Inc.

Pro Forma Consolidated Statement of Cash Flows

	Cyberspace	Project
	Vita, Inc.	1493, LLC
	For the Three Months Ended Mar. 31, 2017	For the Four Months Ended Apr. 30, 2017	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Cash Flows from Operating Activities
Net loss	$(24,410)	$0	$24,410	2a	$0

Adjustments to Reconcile Net Loss to Net Cash used in Operating Activities
Increase (Decrease) in accounts payable	3,020	0	(3,020)	2a	0
Increase in accrued interest- related party	7,349	0	(7,349)	2a	0
Net cash used in operating activities	(14,041)	0	14,041		0

Cash Flows from Financing Activities
Proceeds from shareholder loans	14,041	0	(14,041)	2a	0
Net Cash Provided by Financing Activities	14,041	0	(14,041)		0

Cash Flows from Investing Activities
Proceeds from issuance of common stock	0	0	3,300,000	2b	3,300,000
Net Cash Provided by Investing Activities	0	0	3,300,000		3,300,000

Net increase (decrease) in cash	0	0	3,300,000		3,300,000
Cash at beginning of period	0	0	0		0
Cash at end of period	$0	$0	$3,300,000		$3,300,000

Supplemental cash flow information
Cash paid during period for interest	$0	$0	$0		$0
Cash paid during period for income taxes	$0	$0	$0		$0

5

Cyberspace Vita, Inc.

Notes to Unaudited Pro Forma

Consolidated Financial Statements

April 30, 2017

1.	Nature of Operations

On May 11, 2017, Cyberspace Vita, Inc., a Nevada corporation (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with Project 1493, LLC, a private Puerto Rican limited liability company (“1493”), and the member of 1493 (the “Members”), pursuant to which the Members transferred all of the outstanding membership interests of 1493 to the Company in exchange for 16,690,912 restricted shares of common stock of the Company (the “Exchange Shares”), warrants to purchase up to 3,000,000 shares of common stock at an exercise price of $0.50 per share for a period of three (3) years from the date of issuance (the “Exchange Warrants”) and 1,000 shares of Series A Preferred Stock that grants the holders thereof fifty-one percent (51%) voting power (the “Preferred Shares” and together with the Exchange Shares, and the Exchange Warrants, the “Exchange Securities”). The transaction closed on May 11, 2017 (the “Closing Date”).

As a result, 1493 became a wholly-owned subsidiary of the Company, and the Members acquired a controlling interest in the Company (the “Share Exchange”). For accounting purposes, the Share Exchange was treated as an acquisition of Cyberspace Vita and a recapitalization of 1493. 1493 is the accounting acquirer, and the results of its operations carryover. Accordingly, the operations of Cyberspace Vita are not carried over and have been adjusted to $0.

In issuing the Exchange Securities to the Members, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as, among other things, the transaction did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

In connection with the Exchange Agreement, Alexander Diener, our previous Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole director resigned from all of his positions with the Company effective May 11, 2017. Concurrently therewith, Leslie Ball was appointed to serve as our Chief Executive Officer and director, and Thomas Gingerich was appointed to serve as our Chief Financial Officer.

The unaudited consolidated pro forma statements include the historical unaudited consolidated statements of Cyberspace Vita, Inc. and Project 1493, LLC giving effect to the Share Exchange and other related events as if it had occurred on April 30, 2017. These unaudited consolidated pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Debt Exchange Agreement

On May 11, 2017, the Company also entered into a debt exchange agreement (the “Debt Exchange”) with Fountainhead Capital Management Limited (“Fountainhead”), a related party, whereby Fountainhead agreed to cancel a promissory note in the aggregate amount of $510,652 plus accrued interest of $129,265. As consideration, Fountainhead received an aggregate of 1,800,000 shares of the Company’s common stock, of which 200,000 shares of common stock has been previously issued.

Private Placement Offering

On May 11, 2017, the Company entered into a subscription agreement (the “Subscription Agreement”) with selected accredited investors (each, an “Investor” and, collectively, the “Investors”). Pursuant to the terms of the Subscription Agreement, the Company offered in a private placement (the “Offering”) a minimum of $1,000,000 and up to a maximum of $3,300,000 of its securities, consisting of (i) shares of its common stock (“Shares”); and (ii) warrants to purchase shares of the Company’s common stock (the “Warrants”). Each Warrant shall be exercisable at any time on or after the date of issuance for a period of three (3) years at an exercise price per share equal to $0.50 per share, subject to adjustment as provided in the agreement evidencing the Warrants. The number of shares of common stock underlying the Warrants is equal to 30% of the number of Shares issued to each Investor in the Offering (the “Warrant Shares”).

6

Cyberspace Vita, Inc.

Notes to Unaudited Pro Forma

Consolidated Financial Statements

April 30, 2017

The Offering closed on May 11, 2017. The Company issued a total of 8,461,538 Shares and 2,538,462 Warrants to purchase up to 2,538,462 shares of the Company’s common stock, for total gross proceeds of $3,300,000.

The foregoing descriptions of the Exchange Agreement, Debt Exchange and Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, Debt Exchange and Subscription Agreement, filed as Exhibits 10.1, 10.2, and 10.3, respectively, hereto and incorporated herein by reference.

Other Issuances

In connection with the Exchange Agreement, Debt Exchange and Subscription Agreement, the Company issued to certain consultants an aggregate of 3,000,000 shares of common stock and warrants to purchase up to an aggregate of 500,000 shares of common stock at an exercise price of $0.50 per share for a period of three (3) years from the date of issuance.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet have been presented as of April 30, 2017.The unaudited pro forma consolidated statements of operations, cash flow and stockholders’ ended April 30, 2017, as well as the unaudited pro forma consolidated statement of changes in stockholders’ equity for the period ended April 30, 2017 have been presented as if the acquisition had occurred April 30, 2017.

As described in Note 1 above, on May 11, 2017, we acquired all the issued and outstanding shares of 1493 pursuant to the Exchange Agreement and 1493 became our wholly-owned subsidiary. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein 1493 is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of 1493 have been brought forward at their book value and no goodwill has been recognized.

As a result of the acquisition of all the issued and outstanding membership interest of 1493, we have now assumed 1493’s business operations as our own and we are no longer a shell corporation as the term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

The unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet as of April 30, 2017, the unaudited pro forma consolidated statements of operations for the period ended April 30, 2017.

a.	To record the spin-off of the Company’s liabilities prior to the reverse acquisition;
b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

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